SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 March 14, 2002

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                   000-23961               41-1810301
(State of Incorporation)   (Commission File Number)    (IRS Employer
                                                        Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)








                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.        Financial Statements and Exhibits

               Ex. 20a     Series 1997-1 February Certificateholders' Statement

               Ex. 20b     Series 1997-2 February Certificateholders' Statement

               Ex. 20c     Series 1998-3 February Securityholder's Statement

               Ex. 20d     Series 1999-1 February Securityholder's  Statement

               Ex. 20e     Series 1999-2 February Securityholder's Statement

               Ex. 20f     Series 1999-3 February Securityholder's Statement

               Ex. 20g     Series 2000-1 February Securityholders's Statement

               Ex. 20h     Series 2000-2 February Securityholder's Statement

               Ex. 20i     Series 2000-3 February Securityholder's Statement

               Ex. 20j     Series 2001-1 February Securityholder's Statement

               Ex. 20k     Series 2001-2 February Securityholder's Statement

               Ex. 20l     Series 2001-3 February Securityholder's Statement

               Ex. 20m     Series 2001-4 February Securityholder's Statement

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            METRIS RECEIVABLES, INC.

                              By: /s/ Ralph A. Than
                                  Ralph A. Than
                                  Senior Vice President, Treasurer

Dated:  March 14, 2002